SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                           __________________________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 7, 2003



                              HCB BANCSHARES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         OKLAHOMA                       0-22423                   62-1670792
----------------------------     ----------------------      -------------------
(State or Other Jurisdiction     Commission File Number       (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                 237 JACKSON STREET, SW, CAMDEN, ARKANSAS 71701
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




       Registrant's Telephone Number, Including Area Code: (870) 836-6841
                                                           --------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE
           ---------------------------------------

     On February 7, 2003, HCB Bancshares, Inc. (the "Company") issued a press release announcing that Cameron D. McKeel retired from the Board of Directors effective February 7, 2003 and will retire as President and Chief Executive Officer effective February 17, 2003. The Company also announced that the Board of Directors has appointed the Company's Chairman of the Board, Vida H. Lampkin, to the additional positions of interim President and Chief Executive Officer effective February 7, 2003.

     For additional information reference is made to the Company's press release
dated  February  7,  2003,   which  is  attached  hereto  as  Exhibit  99.1  and
incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
           ------------------------------------------------------------------

     The following exhibits are being filed as part of this Current Report on Form 8-K:

         Number                     Description
         ------                     -----------

          99.1                      Press Release dated February 7, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         HCB BANCSHARES, INC.


Dated: February 10, 2003                 By:/s/ Vida H. Lampkin
                                            ------------------------------------
                                            Vida H. Lampkin
                                            Chairman of the Board
                                            (Duly Authorized Representative)